UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2010

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

000-53930	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of Principal Executive Offices)		(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2009 (the “November Form 8-K”) to provide certain omitted portions of the Annexes and Schedules to the Second Amended and Restated Secured Credit Agreement among General Motors Company, as Borrower, the Guarantors, and the United States Department of the Treasury, as Lender, dated August 12, 2009 (Exhibit 10.1 to the November Form 8-K); Amended and Restated Secured Note Agreement among General Motors Company, as Issuer, the Guarantors and UAW Retiree Medical Benefits Trust, as Noteholder, dated August 14, 2009 (Exhibit 10.2 to the November Form 8-K); Assignment and Assumption Agreement and Third Amendment to Second Amended and Restated Secured Credit Agreement among General Motors LLC, General Motors Holdings LLC, General Motors Company and the United States Department of the Treasury, as Lender, dated as of October 19, 2009 (Exhibit 10.3 to the November Form 8-K); Assignment and Assumption Agreement and Third Amendment to Amended and Restated Secured Note Agreement among General Motors LLC, General Motors Holdings LLC, General Motors Company and UAW Retiree Medical Benefits Trust, as Noteholder, dated as of October 19, 2009 (Exhibit 10.4 to the November Form 8-K).

ITEM 9.01 Financial Statement and Exhibits

Exhibit Number	Description

10.1	Second Amended and Restated Secured Credit Agreement among General Motors Company, as Borrower, the Guarantors, and the United States Department of the Treasury, as Lender, dated August 12, 2009 (Exhibit 10.1 to the November Form 8-K).*

10.2	Amended and Restated Secured Note Agreement among General Motors Company, as Issuer, the Guarantors and UAW Retiree Medical Benefits Trust, as Noteholder, dated August 14, (Exhibit 10.2 to the November Form 8-K - refer also to Exhibit 10.1 which includes Schedule 3.25 referenced herein). *

10.3	Assignment and Assumption Agreement and Third Amendment to Second Amended and Restated Secured Credit Agreement among General Motors LLC, General Motors Holdings LLC, General Motors Company and the United States Department of the Treasury, as Lender, dated as of October 19, 2009 (Exhibit 10.3 to the November Form 8-K).

10.4	Assignment and Assumption Agreement and Third Amendment to Amended and Restated Secured Note Agreement among General Motors LLC, General Motors Holdings LLC, General Motors Company and UAW Retiree Medical Benefits Trust, as Noteholder, dated as of October 19, 2009 (Exhibit 10.4 to the November Form 8-K).

*	Portions of these exhibits have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

Date: November 16, 2010	By:	/s/ Nick S. Cyprus
Nick S. Cyprus
Vice President, Controller and Chief Accounting Officer